BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

     Section  1.  Purpose.  It  is  the  purpose  of  the  Plan  to  promote the
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interests  of  Boots  &  Coots  International  Well  Control,  Inc.,  a Delaware
corporation (the "Company"), and its stockholders by attracting and retaining qualified Nonemployee Directors by giving them the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Options granted under the Plan will not be treated as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Section  2.  Definitions.  As  used  herein  the  following  terms have the
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following  meanings:

          (a) "Affiliate" means any parent or subsidiary corporation of the Company within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended; provided, however, that an entity shall not be deemed a parent of the Company unless such entity owns at least 50% of the outstanding voting securities of the Company.

          (b)  "Board"  means  the  Board  of  Directors  of  the  Company.

          (c) "Committee" means the Nonemployee Directors Stock Option Committee described in Section 4 hereof.

          (d) "Common Stock" means the Common Stock, par value $.00001 per share, of the Company.

          (e)  "Effective  Date"  shall  have  the meaning given to that term in
     Section  10.

          (f) The "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sale price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

          (g) "Grant Date" means, with respect to any Option granted under the Plan, the date of grant of such Option as provided in Section 5(a).

          (h) "Nonemployee Director" means an individual who (i) is now, or hereafter becomes, a member of the Board of Directors of the Company, and
     (ii) is neither an employee nor an officer of the Company or of an Affiliate of the Company. For purposes of this Plan, "employee" shall mean an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code, and "officer" shall mean an individual


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     elected  or  appointed  by  the  Board of Directors or chosen in such other manner as may be prescribed in the Bylaws of the Company or an Affiliate to serve as such.

          (i) "Option" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan.

          (j) "Optionee" means a Nonemployee Director who has been granted an Option under the Plan.

          (k) "Plan" means this Boots & Coots International Well Control, Inc. Nonemployee Director Stock Option Plan.

     Section  3.  Number of Shares.  Options may be granted by the Company under
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the  Plan  to  purchase  an  aggregate of 150,000 shares of Common Stock.  If an
Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Option shall again be available for purposes of the Plan. The shares may be authorized but unissued or reacquired shares of Common Stock.

     Section  4.  Administration of the Plan.  The Plan shall be administered by
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a  Nonemployee  Directors  Stock  Option Committee which shall consist of two or more members of the Board, a majority of which shall not be Nonemployee Directors. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board. The Board shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan:

          (a) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (as well as any action unanimously approved in writing) shall constitute action by the Committee.

          (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

          (c) The Committee shall have no authority, discretion or power to select the participants who will receive Options, to set the number of shares to be covered by any Option, to set the exercise price of any Option or to set the period within which Options may be exercised, or to alter any other terms or conditions specified herein, except in the sense of administering the Plan. Subject to the foregoing limitations, the Committee shall have full authority subject to the express provisions of the Plan to interpret the Plan and any Option granted hereunder, to provide, modify and rescind rules and regulations relating to the Plan and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan. In making such determinations, the


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     Committee  may  take  into  account  such  facts  as  the  Committee in its discretion  shall  deem  appropriate to carry out the purposes of the Plan.

          (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

     Section  5.  Terms  and  Conditions  of  Options.
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          (a)  Automatic  Option Grants. Commencing on the Effective Date of the
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Plan:

                    (i) An Option shall be granted automatically under the Plan to each individual who is a Nonemployee Director as of the Effective Date. The Grant Date of such an Option shall be the Effective Date. An Option shall be granted automatically under the Plan to each Nonemployee Director who is newly elected to the Board after the Effective Date. The Grant Date of such an Option shall be the date of such person's initial election as a director of the Company. For purposes of this Section, the term "newly elected to the Board" shall mean that the Nonemployee Director was not serving as a director of the Company immediately prior to the time of his or her election in respect of which such Option is granted.

                    (ii) Each Nonemployee Director to whom an Option has been granted under (i) above shall, for so long as such person remains a Nonemployee Director, automatically be granted an additional Option under the Plan on each anniversary of the Grant Date of his or her initial Option under (i) above.

          (b) Number of Shares. Each Option granted under the Plan shall entitle
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     the  Optionee  to purchase, in accordance with the terms of such Option and the Plan, 15,000 shares of Common Stock, subject to adjustment in accordance with Section 6 hereof.

          (c) Price. The price at which each share of Common Stock covered by an
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     Option  may  be  purchased  pursuant  to the Plan shall be 100% of the Fair
     Market  Value  of  a share of Common Stock on the Grant Date of the Option.

          (d)  Option  Period.  The  period  within  which  each  Option  may be
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     exercised  shall commence on the first anniversary of the Grant Date of the
     Option and shall expire on the fifth anniversary of such Grant Date (the "Option Period"), unless terminated sooner pursuant to Section 5(e) hereof.

          (e) Termination of Service, Death, Etc. The following provisions shall
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     apply  with  respect  to the exercise of an Option granted hereunder in the event that the Optionee thereof ceases to be a director of the Company for the reasons described in this Section 5(e):


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                    (i)  If the directorship of the Optionee is terminated prior to the beginning of the Option Period, the Option shall automatically terminate as of the date of such termination;

                    (ii) If the Optionee dies during the Option Period while he is a director of the Company (or during the additional one-year period provided by paragraph (iii) of this Section 5(e)), the Option may be exercised within one year after such death (if within the Option Period), but not thereafter, by the executor or administrator of the estate of the Optionee, or by the person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance; or

                    (iii) If the directorship of the Optionee is terminated for any reason (other than the circumstances specified in paragraphs
               (i) and (ii) of this Section 5(e)) within the Option Period, including a failure by the stockholders of the Company to reelect the Optionee as a director, the Option may be exercised within one year after such termination (if within the Option Period), but not thereafter.

          (f)  Transferability.  An  Option  granted under the Plan shall not be
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     transferable  by  the  Optionee,  otherwise than by will or pursuant to the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or his or her guardian or legal representative.

          (g)  Requirement  of  Directorship. Except as provided in Section 5(e)
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     hereof,  an  Option may not be exercised unless the Optionee is at the time of exercise serving as a director of the Company, and, except as provided in Section 5(e) hereof, such Option shall terminate upon termination of the Optionee's service as a director of the Company.

          (h)  Manner  of  Exercise.  Each  Option  granted  hereunder  may  be
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     exercised,  in  whole  or  in  part, by the Optionee thereof at any time or
     (with respect to partial exercises) from time to time during the Option Period, subject to the provisions of the Plan and the stock option agreement evidencing such Option, and the method for exercising an Option shall be by the personal delivery to the Secretary of the Company of, or by the sending by United States registered or certified mail, postage prepaid, addressed to the Company (to the attention of its Secretary), of, written notice signed by the Optionee specifying the number of shares of Common Stock with respect to which such Option is being exercised. Such notice shall be accompanied by the full amount of the purchase price of such shares as provided in Section 5(i) hereof. Any such notice shall be deemed to have been given on the date of receipt thereof (in the case of personal delivery as above-stated). In addition to the foregoing, promptly after demand by the Company, the exercising Optionee shall pay to the Company an amount equal to applicable withholding taxes, if any, due in connection with such exercise. No shares of Common Stock shall be issued upon exercise of an Option until full payment therefor and for all applicable withholding taxes has been made, and a Optionee shall have none of the rights of a stockholder until shares of Common Stock are issued to such Optionee.


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
          (i)  Payment  of  Purchase  Price.  The  purchase  price  of an Option
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     shall  be paid in full in cash or by the following methods: (i) by personal check of the Optionee; (ii) by means of a broker-assisted exercise whereby the Optionee delivers to the Company, together with a properly executed exercise notice, such other documentation as the Committee and the broker assisting in the transaction shall require to effect an exercise of the Option, a sale of the shares of Common Stock acquired upon exercise and the delivery to the Company of the proceeds of such sale in full payment of the exercise price; or (iii) any combination of the foregoing methods of payment. The proceeds of a sale of Common Stock upon exercise of an Option shall constitute general funds of the Company.

     Section  6.  Adjustments  Upon  Changes  in Common Stock.  In the event the
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Company  shall  effect a split of the Common Stock or dividend payable in Common
Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be decreased or increased proportionately. In the event that before delivery by the Company of all of the shares of Common Stock for which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such Option shall be increased or decreased proportionately and the purchase price per share shall be decreased or increased proportionately so that the aggregate purchase price for all of the shares then subject to such Option shall remain the same as immediately prior to such split, dividend or combination.

     In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation, spinoff or sale of assets) of the Company, including a transaction in which the Company is not the survivor, the Board shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of Options theretofore granted under the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

     Section 7.  Amendment and Termination of the Plan.  Subject to the right of
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the  Board  to terminate the Plan prior thereto, the Plan shall terminate at the expiration of ten years from November 12, 1997, the date of adoption of the Plan by the Board. No Options may be granted after termination of the Plan. The Board may alter or amend the Plan in any respect, except that no termination or amendment of the Plan shall adversely affect the rights of an Optionee under a previously granted Option, except with the consent of such Optionee.

     Section  8.  Requirements of Law.  The granting of Options and the issuance
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of  Common  Stock  upon  the  exercise  of  an  Option  shall  be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

     Section  9.   Investment  Letter.  If  the Company so elects, the Company's
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obligation  to  deliver  Common  Stock  with  respect  to  an  Option  shall  be conditioned upon its receipt from the Optionee to whom such Common Stock is to be delivered of an executed investment letter containing such representations and agreements as the Committee may determine to be necessary or advisable in order to enable the Company to issue and deliver such Common Stock to such Optionee in


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
compliance with the Securities Act of 1933 and other applicable federal, state or local securities laws or regulations.

     Section  10.  Effective  Date of the Plan.  The Plan shall become effective
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on  the  date (the "Effective Date") of its approval and adoption by the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the 1997 annual meeting of stockholders of the Company. If not so approved, the Plan shall terminate, all actions hereunder shall be null and void.

     IN WITNESS WHEREOF, this Plan has been executed to be effective as provided in Section 10.

                                             BOOTS & COOTS INTERNATIONAL
                                             WELL CONTROL, INC.



                                             By:  /s/  Larry H. Ramming
                                                --------------------------------
                                             Name: Larry H. Ramming
                                             Title: Chairman and CEO


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